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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 6, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                       1-13925                      38-3389456
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 6, 2003, Championship Auto Racing Teams, Inc. (the "Company") announced that it has received formal notification from the New York Stock Exchange that the Company had fallen below the NYSE continued listing criteria as the Company's average market capitalization is less than $15 million over a 30 trading-day period and the average closing price of its security is less than $1.00 over a consecutive 30-trading-day period.
..

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
99.1            Press release dated October 6, 2003


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of October, 2003.

                                       CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                       By: /s/ Thomas L. Carter
                                           -------------------------------------
                                           Thomas L. Carter,
                                           Chief Financial Officer




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